 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 7, 2018 (September 13, 2018)

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange of Outstanding Promissory Note for Unsecured Convertible Note

On September 7, 2018, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), entered into a securities exchange agreement (the “Exchange Agreement”) with Baybridge Capital Fund, L.P. (“Investor”).

Pursuant to the terms of the Exchange Agreement, Investor agreed to surrender and exchange an outstanding promissory note with a principal balance of $200,000 (plus accrued interest of $16,800) maturing on December 29, 2018. In exchange, the Company issued to Investor an unsecured convertible note with an aggregate principal amount of $270,000 (the “Exchange Note”).

Terms of the Exchange Note

The Exchange Note will mature on September 7, 2019. Principal and interest on the Exchange Note will be payable in a lump sum on September 7, 2019.

The Exchange Note will bear interest at a rate of 12% per annum. The interest rate increases to 18% in the event of a default under the Exchange Note.

The Exchange Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Exchange Note, and (ii) bankruptcy or insolvency of the Company.

Investor shall have the right, from and after the date of issuance of the Exchange Note and then at any time until the Exchange Note is fully paid, to convert any outstanding and unpaid principal and interest into shares of Common Stock at a variable conversion price equal to the lesser of (i) a price equal to $0.15, or (ii) 70% of the lowest traded price for the shares over the prior five trading days.

Conversion to shares of Common Stock may not be issued pursuant to the Exchange Note if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding shares of Common Stock.

The Exchange Note is not secured.

Offering of Unsecured Non-Convertible Note

On September 10, 2018, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), issued to Investor a $120,000 aggregate principal amount non-convertible promissory note (“Note2”).

The Company has received $100,000 of gross proceeds from the offering of the Note2.

Terms of Note

The aggregate principal amount of Note2 (together with accrued interest) will mature on March 10, 2019.

Note2 bears interest at a rate of 12% per annum. The interest rate increases to 18% in the event of a default under Note2.

Note2 contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Note2, and (ii) bankruptcy or insolvency of the Company.

* * * * * *

The foregoing descriptions of the Exchange Agreement, the Exchange Note and Note2 are a summary and are qualified in their entirety by reference to the documents attached hereto as Exhibits 10.1, 10.2, and 10.3, which documents are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Sections 3(a)(9) and 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

 Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description

	10.1	Exchange Agreement Dated September 7, 2018
	10.2	Convertible Promissory Note Dated September 7, 2018
	10.3	Non-Convertible Promissory Note Dated September 10, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 13, 2018	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer